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                                                                   EXHIBIT 10(c)

                        Name of Subscriber      Alstro Holdings Limited
                                                P. O. Box 146
                                                Road Town
                                                Tortola, British Virgin Islands

              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES
LAWS DUE TO THE APPLICATION OF REGULATION S PROMULAGED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED.

FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE THEREWITH.

Board of Directors
Marinex Multimedia Corp
The Soho Building
110 Greene Street, Suite 800
New York, NY 10012


Gentlemen:

     1. SUBSCRIPTION AND CONSIDERATION FOR PURCHASE. The undersigned and/or its assigns or designees (collectively the "Purchaser") hereby elects to purchase a minimum total of 2,525,000 shares of Common Stock (the "Shares"), par value $.001, of Marinex Multimedia Corp. ("Marinex"), a Nevada corporation (the "Company") set forth above at a purchase price per share of $1.00;

The purchase of Shares shall occur in the following stages:

Date of Purchase        Minimum Number of Shares        Purchase Price
----------------        ------------------------        --------------
05/15/96                        250,000                 $  250,000.00

     2. PAYMENT. Purchaser shall pay the purchase price for the Shares, at or before the date of purchase, by delivering good funds in United States dollars in the form of a wire transfer into the designated trust account maintained by the Company's outside counsel.

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     3. UNDERSTANDING OF THE PURCHASER.  The Purchaser and/or its assigns acknowledge, understand and agree that:

        (a) TRANSFER AGENT INSTRUCTIONS. The Company's transfer agent will be instructed to issue one or more share certificates evidencing the Shares, leaving a customary Regulation S legend on the reverse side thereof, in the name of the Purchaser or its assign. The transfer agent will be given stop transfer instructions restricting the transfer of the Shares, to any "U.S. person" as such term is defined in Regulation S. for a period of twelve (12) months, (the "Restricted Period") (see paragraph below). The Shares are subject to the restrictions on transfer provided in Regulation S, the terms and conditions of which are incorporated herein by reference, plus any additional time periods necessary to complete the Restricted Period. The Company warrants that no other instructions have been or will be given to the transfer agent, and that the Shares shall be otherwise freely tradeable on the Company's books and records.

     At the close of the Restricted Period the Company shall provide to its transfer agent a legal opinion prepared by the Company's outside counsel opining that the restricted legend may appropriately be removed from the Shares, should such a legal opinion be required by the transfer agent in order to lift the restricted legend, and provided that such a legal opinion is permissible under the laws and circumstances in existence at that time. In no event shall such legal opinion be unduly withheld by the Company. The responsibility for removal of the restrictive legend shall be solely the Company's. All fees related to transfer of the Shares to Purchaser, including but not limited to the cost of obtaining a legal opinion, shall be borne by the Company. The Shares shall be issued in that name set forth under the signature line below. Nothing in this section shall affect in any way Purchaser's obligation and agreement to comply with all applicable securities laws upon resale of the Shares.

        (b) SHARES NOT REGISTERED. The Shares have not been registered under the Securities Act of 1933 (the "Act"), as amended, or any applicable State Law.
The Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act. The Company has no obligation, and does not intend, to cause any of the Shares sold in this offering, to be registered under the Act, or to comply with any exemption under the Act that would permit a sale or sales of the Shares. The Purchaser must bear the economic risk of the investment in the Shares in the Restricted Period. Purchaser acknowledges that he is subject to the restrictions on transfer described herein Company will issue stock transfer orders with the stock transfer orders with the Company's transfer agent to enforce such restrictions.

        (c) No Federal or State (U.S.A.) agency has made any findings or determination as to the fairness of an investment in the Company, or any recommendation or endorsement of this investment.

     4. Delivery of Share Certificates. A certificate in the form specified in
Section 3 above evidencing the Shares subscribed shall be delivered to the Purchaser

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outside the United States (or to a law firm, brokerage firm, or other professional fiduciary for delivery to the Purchaser outside the United States) on a delivery versus payment basis at such place as shall be mutually agreed at closing; provided that such certificates shall be made available for inspection by the purchaser or its agents at such reasonable time as the Purchaser may request prior to closing.

     5. Representation and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

     (a) Purchaser is not organized under the laws of any jurisdiction within the United States and was not formed for the purpose of investing in securities sold under Regulation S. Purchaser is not a subsidiary of a corporation organized in the United States, and is not otherwise a "U.S. Person" as that term is defined in Section 902 of Regulation S.

     (b) At the time the buy order for the Shares was originated, Purchaser was outside the United States and was outside the United States as of the date of the execution and delivery of this agreement to the Company.

     (c) Purchaser is buying the Shares for its own account or for the account of persons each of whom have entered into offshore subscription agreements in a form substantially identical to this agreement, and is not purchasing the shares for the account or benefit of any U.S. Person

     (d) Purchaser's commitment to investments that are not readily marketable is not disproportionate to his Net Worth, and his investment in the Shares will not cause such overall commitment to become excessive.

     (e) Purchaser has the financial ability to bear the economic risk of this investment, has adequate means for providing for his current needs and personal contingencies, and has no need for liquidity in this investment.

     (f) Purchaser has evaluated the high risk of investing in the Shares and has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that he is capable of evaluating the merits and risks of an investment in the Shares.

     (g) Purchaser has been given the opportunity to ask questions of and receive answers from the company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information desire in order to evaluate this investment, and in evaluating the suitability of an investment in the Shares. Purchaser has not relied upon any representations or any information (whether oral or written) other than that furnished by the company or its representatives.


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     (h) Purchaser has had the opportunity to discuss with professional legal, tax and financial advisers the suitability of an investment of the Shares for its particular tax and financial situation, and all information that has been provided to the company concerning Purchaser and his financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to his admission as a shareholder of the Company, will immediately provide such information to the Company.

     (i) The residents set forth below is the true and correct residence, and purchaser has no present intention of becoming a resident or domicilary of any other country.

     (j) In making the decision to purchase the Shares, Purchaser has relied solely upon independent investigations made by him or on his behalf.

     (k) If the Purchaser is acting in this transaction as a distributor, as defined under Regulation S, then he will be reselling the shares only in an offshore transaction and will advise the ultimate Purchaser, or any other distributor to whom he sells the Shares, that they will be subject to the same restrictions on resale to which he is subject under said Regulation S. Otherwise, as the ultimate Purchaser in this offering, Purchaser is acquiring the Shares solely for his own personal account, for invesment purpose only, and is not purchasing with a view to, or for, the resale, distribution, subdivision, or fractionalization thereof.

     (l) Purchaser is neither a member of nor is affiliated with or employed by a member of the National Association of Securities Dealers, Inc. nor is employed by or affiliated with a broker-dealer registered with the U.S. Securities and Exchange Commission (the "SEC") nor with any similar agency of any state.

     (m) The offer leading to the sale and the sale evidenced hereby were made in "offshore transaction" for purposes of Regulation S. "Offshore transaction" as defined under Regulation S is any offer or sale of securities if (A) the offer is not made to a person in the United States, or the Company and any person acting on its behalf reasonably believes that the Purchaser is outside the United States: or (B) the transaction is executed in, on or through the facilities of "designated offshore securities market", and neither the Company nor any person acting on its behalf knows that the transaction has been prearranged with the Purchaser in the United States. "Designated offshore securities market" is defined under Regulation S to be the Eurobond Market, as regulated by the Association of International Bond Dealers; the Amsterdam Stock Exchange; the Australian Stock Exchange Ltd.; the Beurse de Bruxelles; the Frankfurt Stock Exchange; the Stock Exchange of Hong Kong Limited; the International Stock Exchange; the Bourse de Luxembourg; the Borsa Calori di Milan; the Montreal Stock Exchange; the Toronto Stock Exchange; The Vancouver Stock Exchange; the Zurich Stock Exchange. In regards of this representation and warranty, and notwithstanding the above, offers and sales of


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securities to persons excluded from the definition of "U.S. Person" are offshore transactions.

     A "U.S. Person" for purposes of Regulation S is (I) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary or similar account other than an estate or trust held by a dealer or other fiduciary organized, incorporated, or if an individual, resident in the United States; (vii) any discretionary or similar account (other than in a state of trust) held a dealer or other fiduciary organized, incorporation, or if an individual, resident in the United States; (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated and owned by accredited investors who are not natural persons, estates or trusts.

     (n) Neither the Purchaser nor any affiliate, nor any person acting on their behalf, has made any "directed selling efforts" in the United States as defined in Regulation S as "any activity taken for the purpose of or that could be reasonably expected to have the effect of conditioning the market in the United States for any of the securities being purchased hereby.

     (o) The Purchaser understands that the Company is the issuer of the securities which are the subject of this Agreement and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that the "affiliate" is any partner, officer, or director of any person, directly or indirectly, controlled by or under common control with the person in question. In this regard, the Purchaser shall not, during the Restricted Period, act as a distributor, either directly or through an affiliate, nor shall the Purchaser sell, transfer, hypothecate, or otherwise convey the Shares or any interest therein other than to a non-U.S. person (and in such case shall provide evidence to the satisfaction of the Company and its Transfer Agent that such resale was made in a bona-fide offshore).

     (p) Purchaser acknowledges that the Shares have not been registered under the Act and are being offered and sold to Purchaser in reliance upon the exemption provided by Regulation S from the registration requirements of the Act, and Purchaser acknowledges, for a period of at least forty (40) days, or for any greater period as required by this agreement, following the completion of the Company's acquisition of Shares under this agreement, Purchaser must not and will not allowed to resell the Shares in the United States or to a U.S. Person.


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     (q) Purchaser is not an "affiliate" of the Company as defined in Rule
144(a) of the SEC and, following purchase of the Shares, neither Purchaser nor any affiliate of Purchaser will be an affiliate of the Company.

     The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the undersigned with the intent that they be relied upon in determining its suitability as a Purchaser of the Shares. In addition, the undersigned agrees to notify the Company immediately of any change in any representations, or other information. If the Purchaser is other than a natural person, the foregoing and following representations and warranties are being made by and refer to such entity and the individual or individuals executing this Subscription Agreement and Investor Representations have due authority to bind and obligate such entity hereby. If more than one person is signing this Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that (I) there has been enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on the behalf of the Purchaser, (ii) the entity was not specifically formed to acquire the Shares, (iii) the entity was not organized, nor resides, nor do the persons owning or controlling such entity reside in, the United States. If the Purchaser is a partnership, the Purchaser further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnerships.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO THE PURCHASER.   The
Company hereby represents and warrants to the Purchaser that it is being acquired by a "reporting issuer" as defined by Rule 902 of Regulation S. The Company further represents and warrants that: (I) it is a corporation in good standing in all Jurisdictions in which it conducts its business; (ii) its is current in all of its required filings with the SEC and all other regulatory bodies, both states and federal in which regard the Company will furnish to the Purchaser letters from the Company's attorney and the Company's independent public accountant confirming these facts as true; (iii) it will take all steps necessary to register to sell its Common Stock under the Blue Sky statutes in the states of California and Florida as quickly as practicable; (iv) upon financial requirements being met the Company make application for listing on NASDAQ, (v) it has sufficient authorized stock to issue the shares being subscribed by the Purchaser hereunder; and (vi) upon proper payment and receipt of the purchase price, acceptance of the Purchaser's subscription therefor and issuance and delivery to the Shares being subscribed to hereunder to Purchaser, such Shares shall be deemed fully paid, validly issued, and non-assessable.

     The Company represents to Purchaser that it will have in place, at the time this agreement is executed and for a period of at least two years after execution of the agreement, key man insurance policies on the Company's President, Chief Executive Officer and Chief Operating Officer.


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     The Company further represents and warrants to the Purchaser that it has the authority under its corporate charter as amended, and under applicable state and federal corporate and securities laws to enter into the contemplated transaction, and that the signatories hereto have been duly authorized in accordance with its corporate charter and by laws, which authority has not been suspended, modified or revoked as of the date hereof.

     Neither the Company nor any person acting on its behalf, has made any "directed selling efforts" in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

     7. INDEMNITY BY PURCHASER. The Purchaser understands and acknowledges that the Company, its officers, directors, attorneys and agents are relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein and, thus hereby agrees to indemnify the Company, its officers and directors, agents, attorneys, and employees, and agrees to hold each of them harmless against any and all loss, damage, liability or exposure, including reasonable attorneys fee, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the Shares in violation of the Act or any other applicable law.

     8. RESTRICTED PERIOD/CLOSING

        (a) As set forth in Regulation S, the "Restricted Period" means a period that commences on the later of the date upon which the securities were first offered to persons other than distributors in reliance upon Regulation S or each Date of Purchase (pursuant to paragraph 1 of this agreement), and in this case, expires six (6) months thereafter, provided, however, that all offers and sales by a distributor of an in a continuous offering, the restricted period shall commence upon completion of the distribution, as determined and certified by the managing underwriter or person performing similar functions.

        (b) The closing of this offering shall occur on the date of execution of the Agreement or the date of acceptance of this offer by the Company, whichever is later. Notwithstanding the foregoing, the Company shall have the right to make a determination based upon the advice of its counsel as to matters relating to the restricted period and the closing of the offering for purposes of Company in respect of removal of transfer restrictions.

     9. LIMITATION ON PERCENTAGE HELD BY PURCHASER. Upon the Purchaser's request, the Company shall provide to the Purchaser, its agents, assigns or designees, a statement as to the number of the Company's outstanding shares of Common Stock.

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     10. CONDITIONS TO COMPANY'S OBLIGATION TO SELL.  Seller's obligation to sell the Shares is conditioned upon Purchaser's receipt and acceptance of this agreement covering the purchase of the Shares duly executed by an authorized representative of the Company, and accepted by the Company's Board of Directors, if such acceptance is required, and delivery of good funds as payment in full for the purchaser of the Shares to the Purchaser's closing depository.

     11. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The Purchaser's obligation to purchase the Shares is conditioned upon:

     (a) Purchaser's receipt and acceptance of this agreement for all the Shares, as evidenced by execution of this agreement by the Purchaser, and delivery to Purchaser of certificates evidencing the Shares, bearing no legend except the Regulation S legend as described herein; and

     (b) The absence of any event or circumstance that could reasonably be expected to have a material adverse effect on the Company or on the market price of the Company's Common Stock. The Purchaser shall have the right to rescind the agreement should any such event come to pass during the pendency of this agreement.

     12. MISCELLANEOUS PROVISIONS.

         (a) INVESTOR RELATIONS MATERIALS. The Company shall provide investor relations materials including, but not limited to, brochures, press releases and copies of the Company's SEC filings, to the Purchaser at the Purchaser's request.

         (b) NEWSLETTER. The Company shall provide its monthly newsletter to the Purchaser. Such newsletter shall contain current information concerning the business of the Company and shall be approved for shareholder distribution.

         (c) FURTHER ASSURANCES. At any time and from time to time after the date of this Agreement, each party shall execute such additional instruments and take such other and further action as may be reasonably be requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this Agreement.

         (d) WAIVER. Any failure on the part of any party hereunder to comply with any of their obligations, agreement or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operated to effectuate a waiver on any other occasion.

         (e) BROKERS. The Purchaser represents to the Company that no broker has acted in their behalf in connection with this agreement. Each party agrees to indemnify, save, defend, and hold the other party harmless from and against any fee, loss

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or expense arising out of claims by brokers and shall obtain the release of any and all claims which they may have or which may accrue against the non-employing parties.

     (f) ENTIRE AGREEMENT. This Agreement and all exhibits, schedules and written memoranda attached hereto or otherwise referred to herein, constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby and the subject matter hereof.

     (g) HEADINGS. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

     (i) COUNTERPARTS. This agreement may be executed simultaneously in two or more counterpart, each of which shall be deemed an original, but all of which together shall constitute on and the same instrument.

     (j) NO ORAL MODIFICATION. The Agreement may be modified solely in writing, and only after the mutual agreement of the parties affected thereby.

     (k) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties, covenants contained herein shall survive the date and execution of this Agreement.

     (l) APPOINTMENT OF TRANSFER AGENT AND AUDITOR. The Company may appoint a new transfer agent and independent auditor, of its own choosing, as soon as practicable after the first Date of Purchaser under this agreement.

                             INDIVIDUAL SUBSCRIBERS


Name as you want it on the
Certificate for Share                   Name of Subscriber (typed or printed)


                                        -------------------------------------
Date:                                   Signature of Subscriber









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